UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): May 12, 2008

                       PetMed Express, Inc.
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      (Exact name of registrant as specified in its charter)

            Florida            000-28827         65-0680967
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(State or other jurisdiction  (Commission     (I.R.S. Employer
     of incorporation)        File Number)   Identification No.)


      1441 S.W. 29th Avenue,  Pompano Beach, FL    33069
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     (Address of principal executive offices)   (Zip Code)


                         (954) 979-5995
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      (Registrant's telephone number, including area code)


                         Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

  On May 12, 2008, PetMed Express, Inc. issued a press release announcing its March 31, 2008 year end financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

        (d) Exhibits.

            99.1 - Press release dated May 12, 2008.

                          EXHIBIT INDEX

Exhibit No.  Description
----------   -----------

99.1         Press release dated May 12, 2008


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2008

                                  PETMED EXPRESS, INC.

                                  By:  /s/ Bruce S. Rosenbloom
                                      --------------------------
                                  Name:  Bruce S. Rosenbloom
                                  Title: Chief Financial Officer


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